Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$822,848
Unrealized Gain (Loss) on Market Value of Commodity Futures	(354,605)
Dividend Income	589,329
Interest Income	336,805
ETF Transaction Fees	700
Total Income (Loss)	$1,395,077

Expenses
Management Fees	$185,714
Professional Fees	40,203
Brokerage Commissions	24,854
Directors' Fees and insurance	11,403
Total Expenses	$262,174
Net Income (Loss)	$1,132,903

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/25	$272,379,434
Additions (100,000 Shares)	7,715,976
Net Income (Loss)	1,132,903

Net Asset Value End of Month	$281,228,313
Net Asset Value Per Share (3,600,000 Shares)	$78.12

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,106,162
Unrealized Gain (Loss) on Market Value of Commodity Futures	13,427,013
Dividend Income	586,605
Interest Income	465,285
ETF Transaction Fees	4,550
Total Income (Loss)	$15,589,615

Expenses
Management Fees	$170,756
Professional Fees	55,780
Brokerage Commissions	1,627
Directors' Fees and insurance	10,648
Total Expenses	$238,811
Net Income (Loss)	$15,350,804

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/25	$278,319,396
Additions (1,900,000 Shares)	58,547,927
Withdrawals ((550,000) Shares)	(17,271,981)
Net Income (Loss)	15,350,804

Net Asset Value End of Month	$334,946,146
Net Asset Value Per Share (10,650,000 Shares)	$31.45

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,929,010
Unrealized Gain (Loss) on Market Value of Commodity Futures	13,072,408
Dividend Income	1,175,934
Interest Income	802,090
ETF Transaction Fees	5,250
Total Income (Loss)	$16,984,692

Expenses
Management Fees	$356,470
Professional Fees	95,983
Brokerage Commissions	26,481
Directors' Fees and insurance	22,051
Total Expenses	$500,985
Net Income (Loss)	$16,483,707

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/25	$550,698,830
Additions (2,000,000 Shares)	66,263,903
Withdrawals (550,000 Shares)	(17,271,981)
Net Income (Loss)	16,483,707

Net Asset Value End of Month	$616,174,459

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596